Exhibit 99.1

January 2015 NYSE MKT: SYN

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2013 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

Investment Proposition • Portfolio of novel therapeutics ̶ Innovative, first - in - class product candidates for prevention and treatment ̶ Large markets with blockbuster potential and unmet need ̶ Shorter treatment period may reduce clinical trial duration • Several clinical - stage assets with near term data readouts ̶ Multiple sclerosis (MS) – Further analysis of significant clinical outcomes including relapse rate, disability, and cognition was presented at ACTRIMS - ECTRIMS in September by Lead PI; additional cognition data expected 1Q15 ̶ Prevention of Clostridium difficile (C. difficile) infections – Initiated Phase 1a and 1b clinical trials in 4Q14; Phase 2a trial planned for 1Q15; Phase 2b trial planned for 2H15 ̶ Constipation - predominant irritable bowel syndrome (C - IBS) – Phase 2 trial planned for 1H15; topline data expected 2H15 • Experienced management team NYSE MKT: SYN 3

Management Team • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • C. Evan Ballantyne, CFO Clinical Data, Inc., Avedro, ACNielsen, IMS • John Monahan, Ph.D., EVP R&D Avigen, Somatix, Triton Biosciences, Hoffman - LaRoche • Michael Kaleko, M.D., Ph.D., SVP R&D Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics) • Joseph Sliman, M.D., M.P.H., SVP Clinical/Regulatory Vanda Pharmaceuticals, Inc., MedImmune , Inc., Dynport Vaccine • Lewis Barrett, SVP Commercial Strategy Pfizer , Wyeth Pharmaceuticals 4

Product Pipeline C - Cedars - Sinai Medical Center collaboration I - Intrexon Corporation collaboration T - The University of Texas at Austin collaboration Completed Planned – 2015 5 Therapeutic Area Product Candidate Biologic Agent/ Drug Compound Discovery Preclinical Phase 1 Phase 2 Phase 3 Relapsing - remitting m ultiple sclerosis Trimesta TM Oral estriol Cognitive dysfunction in multiple sclerosis Trimesta TM Oral estriol C. difficile infection SYN - 004 Oral enzyme Constipation - predominant IBS (C - IBS) SYN - 010 C Oral drug Pertussis (whooping cough) SYN - 005 I,T Monoclonal antibodies

MS: Market Opportunity • 400,000 MS patients in U.S. (~2.3 million worldwide) 1 • $17.8 billion forecasted worldwide sales in 2019 2 Trimesta TM – Oral add - on MS therapy Novartis/Gilenya $1.969 11% Teva/Copaxone $686 4% Biogen Idec/Avonex $2.206 12% Merck KGaA/Rebif $1.578 9% Biogen Idec/Tysabri $2.101 12% Bayer/Betaseron $0.842 5% Novartis/Extavia $0.198 1% Biogen Idec/Plegridy $0.282 2% Biogen Idec/Tecfidera $4.201 24% Biogen Idec/Daclizumab $0.411 2% Sanofi/Aubagio $0.795 4% Sanofi/Alemtuzumab $0.886 5% Generic Copaxone $1.620 9% Biogen Idec/Ocrelizumab $0.964 5% Generic Gilenya $0.043 0% Other $0.328 2% 6 1 National Multiple Sclerosis Society. http://www.nationalmssociety.org 2 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013.

Trimesta™

Observed efficacy of estriol in MS

- **Pregnancy hormone linked to decreased MS relapse rate**
  - Produced by placenta during pregnancy; peaks in third trimester
- **Landmark European observational study published in *New England Journal of Medicine*[3]**
  - Relapse rates in 254 women diagnosed with MS prior to pregnancy
    - *Significantly reduced* in 3rd trimester of pregnancy ($p<0.001$) *
    - *Significantly increased* three months post-partum ($p<0.001$) *
- **Extensive safety database exists from prior foreign approvals for treatment of post-menopausal symptoms**

[3] Pregnancy In Multiple Sclerosis (PRIMS) Study; Confavreux, C. *et al* and the Pregnancy in MS Group (1998). Rate of Pregnancy-Related Relapse in Multiple Sclerosis. *New England Journal of Medicine*, 339, 285-291.

* Compared to pre-pregnancy levels

7

Trimesta™

Completed Phase 2 trial

- Principal investigator evaluating Trimesta™ (oral estriol):
  Rhonda Voskuhl, M.D., Professor of Neurology, Director of UCLA MS Program
- Pilot trial (n=6): demonstrated an 82% decrease in both the number and volume of brain lesions over 6 months (p-values < 0.02)[*4]
- UCLA-led Phase 2 trial with data available from lead investigator for relapse-remitting MS, including annualized relapse rate, and cognitive and physical improvement
  - 158 women randomized 1:1 into 16-center, investigator-initiated, double-blind, placebo-controlled U.S. trial[5]
  - Active control arm design
    - Trimesta™ + Copaxone® (8 mg of oral Trimesta™ taken once daily)
    - Placebo + Copaxone® (active control arm)
  - $8 million+ grant funding supporting trial, predominantly National MS Society & NIH

[*] Compared to 6 month baseline measurement
[4] Sicotte, NL, Liva, SM, Klutch, R, Pfeiffer, P, Bouvier, S, Odesa, S, Wu, TC, Voskuhl, RR. Treatment of multiple sclerosis with the pregnancy hormone estriol. Ann Neurol. 2002 Oct;52(4):421-8.
[5] www.clinicaltrials.gov/ct2/show/NCT00451204

8

SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data

- Clinical outcomes presented by lead PI, Rhonda Voskuhl, M.D.
- Annualized relapse rate declined relative to standard of care, Copaxone®
  - Statistically significant 47% decrease in annualized MS relapse rate at 12 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.02 / powered for significance level 0.05)
  - Sustained decrease (32%) in annualized relapse rate at 24 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.11 / powered for significance level 0.10)
  - Per study protocol, investigators anticipated a 29% decrease in relapse rate at both 12 and 24 months
- Data supports potential treatment for cognitive dysfunction
  - Patients in the Trimesta™ arm with Paced Auditory Serial Addition Test (PASAT) scores lower than 55 before treatment experienced an ~12%, or 6 point, improvement in cognitive scores within 12 months ($p<0.05$)
  - Improvement from baseline was sustained throughout 24 month study

* Presented at 2014 ACTRIMS-ECTRIMS by Dr. Voskuhl

9

SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data (continued)

- Evidence of improvement of physical disabilities
  - Expanded Disability Status Scale (EDSS) scores in the Trimesta™ arm significantly improved during 24 month follow-up by at least 0.5 point ($p=0.03$) compared to the active control arm which experienced no change in EDSS scores
    - The difference between the two groups showed a positive trend ($p=0.25$)
  - The 25 foot walk test showed a significant difference, while the patients in the Trimesta™ arm were stable during the study, those in active control arm did worse
    - The difference between the two groups ($p=0.02$)
- Trimesta™ + Copaxone® demonstrated a strong safety profile and was well tolerated

* Presented at 2014 ACTRIMS-ECTRIMS by Dr. Voskuhl

10

SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 cognitive dysfunction clinical trial



- **Randomized, double-blind, placebo-controlled clinical trial of female MS patients conducted at UCLA[6]**
  - Enrollment ongoing
  - 64 patient study
  - Trimesta™ versus matching placebo over one year with all patients remaining on standard FDA-approved MS treatment, including Copaxone®, Avonex®, Betaseron®, Extavia®, Rebif®, Gilenya®, Aubagio® and Tecfidera®
- **Trial endpoints:**
  - Symbol Digital Modalities Test (SDMT)
  - Paced Auditory Serial Addition Test (PASAT)
  - Expanded Disability Status Scale (EDSS)
  - Assessment of MRI scans
- **Pilot trial provided evidence of improvement in cognition**
  - Trial demonstrated a 14% improvement in PASAT cognitive testing scores ($p=0.04$) at 6 months of therapy versus continued cognitive deterioration[7]

[6] www.clinicaltrials.gov/ct2/show/NCT01466114

[7] Sicotte, NL *et al*. Treatment of multiple sclerosis with the pregnancy hormone estriol. Ann Neurol. 2002 Oct;52(4):421-8.

11

SYNTHETIC BIOLOGICS

Trimesta™ Planned next steps • Trimesta ™ for relapsing - remitting MS and cognitive dysfunction in MS ̶ Strategic partnering efforts supported by demonstrated therapeutic potential and safety profile of oral estriol (ongoing) ̶ MRI analyses ongoing to evaluate changes in the brain that correlate with improvements seen in clinical outcomes; topline data expected (1Q15) ̶ Phase 3 clinical trials protocol meeting with FDA following MRI results • Patents and pending patents licensed through UCLA: ̶ Issued method of treatment patents in the U.S. for MS therapy with estriol and combination therapies (including estriol with Copaxone ®) ̶ Four new provisional patents filed based on recent clinical results 12

Paradigm Shift Fewer C. difficile infections expected with co - administration of SYN - 004 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. difficile Infections β - lactam Antibiotics* + SYN - 004 SYN - 004 designed to protect the natural balance of the microbiome during antibiotic use PREVENTION * I ntended to include penicillins plus cephalosporins 13

• 24 million patients administered IV antibiotics annually in the U.S. 8 ̶ 1.1 million patients infected with C. difficile annually 9 ̶ Patients with C. difficile hospitalized approximately 4 - 7 extra days 10 ̶ $ 8.2 billion in costs associated with C. difficile - related stays in hospital 11 ̶ 30,000 C. difficile - related deaths annually 12 • IV antibiotics excreted into gastrointestinal (GI) tract can upset the natural balance of the microbiome • Clinical objectives of SYN - 004: ̶ Maintain balance of microbiome – disruption of the microbiome may allow for the overgrowth of C . difficile ̶ Prevent toxigenic C . difficile that may cause diarrhea , colitis and may result in death SYN - 004 Prophylactic treatment for C. difficile 8 - 9 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication. 10 (APIC ) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. 11 Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. Clostridium difficile Infections (CDI) in Hospital Stays, 2009. January 2012. 12 U.S. Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012 . 14

SYN - 004: Market Potential Intended to target certain IV β - lactam antibiotics 14.4M patients 15 26.5M prescriptions 14 117.6M doses of “SYN - 004 target” β - lactam antibiotics purchased by U.S. hospitals to fill patient prescriptions 13 * Based on U.S. market data in 2012 ** Estimate based on the following assumptions : 5 day prescription x 4 “SYN - 004 tablets”/day x $25/”SYN - 004 tablet” x 26.5M prescriptions of “SYN - 004 target” β - lactam antibiotics in 2012 13 - 15 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication . SYN - 004 Potential U.S. Market ~$13 Billion ** * 15

• Oral enzyme designed to be co - administered with certain IV beta - lactam antibiotics • Designed to neutralize certain IV beta - lactam antibiotics in the gut, while not disrupting the systemic antibiotic effect • Intended to protect and maintain the balance of bacterial flora in the GI tract, or gut microbiome, and to potentially prevent the devastating effects of C. difficile infection SYN - 004 Biologic for C. difficile infection There are currently no approved products for the prevention of C. difficile infections Kinetics: P1A & SYN - 004 * Antibiotic Hydrolysis Activity : P1A & SYN - 004 * * 2014 IDWeek (IDSA) Poster 16 CRO: ceftriaxone, CTX: cefotaxime , CFZ: cefazolin , CXM: cefuroxime, CFP: cefoperazone , FEP: cefepime , CAZ: ceftazidime

P1A: 1 st Generation Candidate Phase 1 and 2 clinical data • P1A was studied in four (4) Phase 1 and one (1) Phase 2 clinical trials conducted in Europe ‒ 112 patients and 143 healthy normal subjects exposed, generally: ▪ P reserved the normal intestinal microflora when co - administered with IV ampicillin or piperacillin ▪ Prevented emergence of ampicillin resistance when given with IV ampicillin ▪ Degraded antibiotic excreted into the GI tract (e.g., via the bile) ▪ Was not absorbed from the GI tract ▪ Was well tolerated with no safety concerns identified ▪ Did not induce specific immunoglobulins after 5 days of treatment ▪ Did not alter the PK profile of IV piperacillin or ampicillin nor the efficacy of ampicillin in patients with respiratory infection requiring hospitalization ‒ Original technology developed by Finnish biotechnology company, Ipsat Therapies Oy , along with 2nd generation compound, SYN - 004 17

SYN - 004 Designed to prevent of C. difficile infections • Represents a 2 nd generation oral candidate intended to expand activity to include penicillins plus certain cephalosporins • Patents and pending patents: ̶ SYN - 004 patent pending on compositions of matter and methods of use, coverage through at least 2031 ̶ Issued U.S. and international patent estate on composition of matter on other beta - lactamases as well as methods of manufacturing ̶ U.S . provisional patent applications on a portfolio of back up beta - lactamase agents as well as methods of making beta - lactamase biologic agents • Initiated Phase 1a and Phase 1b clinical trials of SYN - 004 (4Q14) ̶ Reported positive topline safety and tolerability results from a Phase 1a clinical trial (4Q14) • Planned next steps for SYN - 004 include: ̶ Topline data from Phase 1b clinical trial (1Q15) ̶ Initiate Phase 2a clinical trial ( 1Q15) ̶ Initiate Phase 2b clinical trial (2H15) 18

C-IBS: Market Potential

- Up to $10 billion in direct costs to the U.S. healthcare system and up to $20 billion in indirect costs[16]
- 40 million IBS patients in the U.S.[17]
  - ~13.2 million C-IBS patients in the U.S.[18]
- ~$2.7 billion market expected by 2020[19]
- Major IBS players include
  - Salix: XIFAXAN® (rifaximin) for diarrhea-predominant irritable bowel syndrome
  - Ironwood/Forest: LINZESS® (linaclotide) / Synergy: Plecanatide (uroguanylin analog) for C-IBS
    - In a Phase 3 trial, Ironwood's product caused diarrhea in 19% of patients[20]

[16] Hulisz, D. The burden of illness of irritable bowel syndrome: current challenges and hope for the future. J Manag Care Pharm. 2004 Jul-Aug;10(4):299-309.
[17] GlobalData EPI Database Report – Prevalent Cases, March 2014.
[18] American College of Gastroenterology website: http://patients.gi.org/topics/irritable-bowel-syndrome/#tabs3.
[19] http://ibs.about.com/b/2012/01/13/timeline-for-new-ibs-drugs.htm
[20] http://www.pharmatimes.com/Article/10-09-14/Almirall_s_IBS_constipation_drug_impresses_in_Phase_III.aspx?r=1&rlurl=/12-01-05/IBS_drug_market_set_to_more_than_quadruple_by_2020.aspx

19

SYNTHETIC BIOLOGICS

SYN - 010: Antimethanogenic Therapy for C - IBS • Intestinal methane (CH 4 ) production is an underlying cause of constipation ̶ Critical discovery by Dr. Mark Pimentel and collaborators at Cedars - Sinai ̶ Extensive clinical evidence in C - IBS and now chronic idiopathic constipation (CIC) • Reduction of intestinal CH 4 reverses constipation and improves C - IBS symptoms ̶ Demonstrated clinically using antibiotics (neomycin, metronidazole) ̶ Antibiotics are not suitable for chronic use: high doses, modest efficacy, resistance/relapse • Significant opportunity for a therapy for chronic use in C - IBS ̶ Treat the underlying cause of constipation (not just stool mass transit; no diarrhea) ̶ Targeted to the intestine (minimized systemic drug levels) ̶ Not antimicrobial (suitable for chronic use; minimal perturbation of microbiome) 20

SYN - 010: A Differentiated Statin Formulation • Modified - release statin formulation targeting intestinal CH 4 production ̶ Treating the underlying cause of constipation ̶ Leveraging detailed pharmacokinetic and safety profiles from decades of prior clinical use • Patents and pending patents licensed through Cedars - Sinai: ̶ An extensive portfolio of granted use patents and pending patent applications for SYN - 010 ̶ Additional worldwide patent filings covering composition of matter claims could extend patent protection of SYN - 010 to 2035 • Critical opportunities for differentiation ̶ Choice of statin : statin targets intestinal tract for effective inhibition of CH 4 production and reduction of systemic AEs ̶ Microbe effects : SYN - 010 is not microbicidal (cf. antibiotics), enabling chronic use ̶ Site - of - action : optimize intestinal release/retention, minimize systemic absorption ̶ Safety : potential to limit statin systemic side effects; does not cause diarrhea • 505(b)(2) development pathway 21

- 80 - 60 - 40 - 20 0 20 40 60 80 100 120 Control Statin 1 Statin 2 Statin 3 Statin 4 Statin 5 ΔCH 4 0 - 270 min Normalized to Control SYN - 010: Most Effective Statin CH 4 Inhibitor In Vitro Figure 1: Effect of statins on CH 4 production in stool from C - IBS patients *5 mg statin/g wet stool. Data are change in CH 4 (ppm) from baseline to 270 min; normalized to control (100) 22 Dr. Pimentel et al – Cedars - Sinai Medical Center

SYN-010: NOT Microbicidal

Figure 2: Effect of Statin 1 on levels of *M. smithii* and total bacteria in the rat GI tract after 10 days oral gavage dosing


M. smithii
3.5E+06
3.0E+06
2.5E+06
2.0E+06
1.5E+06
1.0E+06
5.0E+05
0.0E+00
Placebo
Statin 1 (1 mg/kg)
M. smithii (cfu/g tissue)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue


Total bacteria
7.0E+07
6.0E+07
5.0E+07
4.0E+07
3.0E+07
2.0E+07
1.0E+07
0.0E+00
Placebo
Statin 1 (1 mg/kg)
Total Bacteria (cfu/g tissue)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue

Dr. Pimentel et al – Cedars-Sinai Medical Center

23

SYN - 010: Clinical Validation 0 20 40 60 80 100 120 140 No Statin Statin 2 Statin 1 Form 1 Statin 1 Form 1 No Statin Statin 1 Form 2 Statin 1 Form 1 + Form 2 Breath CH 4 (ppm) Figure 3: Reduction of breath CH 4 in a C - IBS patient by Statin 1 but not Statin 2 Statin 1 Form 1 Modest efficacy No bloating 1 BM per day Statin 2: No effect Statin 1 Form 1 + Form 2 CH 4 eradicated! No Statin : CH 4 returns 24 Statin 2 Statin 1 No Statin Dr. Pimentel et al – Cedars - Sinai Medical Center

SYN - 010: Differentiated Product for C - IBS SYN - 010 Property Differentiator x Designed to t reat the underlying cause of constipation • Not simple “mass movement”; no diarrhea x Patent protected technology • Issued patents, multiple patent applications x Uses a very potent statin CH 4 inhibitor • Almost all other statins are weak CH 4 inhibitors x Not microbicidal • Chronic use, no resistance (cf. antibiotics) x Optimized release profile in the intestine • Maximize bioavailability; not reproducible with existing formulations x Minimize systemic absorption • Improved safety, tolerability profile (e.g. myalgia) x Single unit dosage form • Patient compliance, ease of prescribing 25

SYN - 010 Planned next steps • SYN - 010 for C - IBS ̶ File IND (1H15) ̶ Initiate Phase 2 clinical trial (1H15) ̶ Pursue Phase 3 clinical trial(s) (2016) 26

Whooping Cough (Pertussis) Market opportunity: millions of cases globally per year • Highly contagious disease caused by the bacteria Bordetella pertussis ( B. pertussis ) • Symptoms include severe coughing and subsequent breathing difficulties • Pertussis toxin is a major cause of disease virulence ̶ Paralyzes immune system which can predispose infants to severe pneumonia ̶ Causes the white blood cell count to increase, blocking blood flow through the lungs • Antibiotic use does not have a major effect on the disease course ̶ While antibiotics can eliminate the bacteria, they do not neutralize pertussis toxin • Despite aggressive vaccination strategies, incidence of pertussis is increasing 21,22 ̶ 50 million worldwide cases each year, with 300,000 deaths 23 (primarily infants) ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 24 • Two approaches : developed world focuses on treatment of acutely ill infants; developing world focuses on vaccination 21 Misegades LK, et al . Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 201 0. JAMA, 2012 Nov 28;308(20):2126 - 32. 22 Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 2 0, 2012. 23 World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. 24 Centers for Disease Control and Prevention. 2012 Provisional Pertussis Surveillance Report. January 4, 2013 . 27

SYN - 005 mAb combination designed to target and neutralize pertussis toxin • Combines two highly synergistic humanized monoclonal antibodies (mAbs) designed to target and neutralize pertussis toxin • U.S. Orphan Drug designation granted September 2014 for the treatment of Pertussis • Patents and pending patents: ̶ Patents pending on compositions and uses of SYN - 005 ̶ Issued U.S. patent on compositions and uses of other pertussis mAbs licensed through The University of Texas at Austin • Collaborations increase available resources for pipeline development ̶ Exclusive Channel Collaboration (ECC) with Intrexon Corporation (NYSE: XON) ̶ Academic researchers at The University of Texas at Austin • Planned next steps for SYN - 005: ̶ Seek non - dilutive funding (Gates Foundation, Wellcome Trust, NGOs, etc.) ▪ File IND to support initiation of Phase 1 clinical trial (2015) ▪ Initiate Phase 1 clinical trial (2H15) ▪ Initiate Phase 2/3 clinical trial (2016) 28

0 5 10 15 0 10 20 30 40 50 Study Day W B C / u L ( x 1 , 0 0 0 ) Control SYN-005(1) SYN-005(2) SYN-005 therapy Normal WBC count Pertussis infection Non - Human Primate Pertussis Study n=3 Favorable decreases in white blood cell count indicates that SYN - 005 neutralizes pertussis toxin, which in a patient would lead to immune recovery to fight the infection and prevent the potentially fatal complication of pulmonary hypertension 29

Financial Snapshot * ~7 million warrants issued 10/16/14, with exercise price of $1.75 ** As of 9/30/14 weighted average exercise price is $2.03 ** As of 9/30/14 weighted average exercise price is $2.16 30 • Cash balance (as of 9/30/14) : ~$3.3 million • Capital raise (10/16/14 close) : ~$ 18.9 million net proceeds * • Current Price : $1.57 (as of 1/9/15) • 52 Week Range: $1.16 - $3.64 • Average Volume (3 months): 526,490 • Shares Outstanding: ~72.5 million (as of 11/10/14) • Options Outstanding: ~5.7 million ** • Warrants Outstanding: ~945,000 *** • Market Capitalization: ~$114 million • Offices in Rockville, Maryland

Upcoming Milestones Therapeutic Area (Product Candidate) 2015 2016 MS ( Trimesta TM ) 1H – MRI Data Review Partnering Deal Initiate Pivotal Phase 3 C. difficile (SYN - 004) 1H – Phase 2a Data 2H – Phase 2b Data Initiate Pivotal Phase 3 C - IBS (SYN - 010) 1H – IND 2H – Phase 2 Data Initiate Pivotal Phase 3 Pertussis (SYN - 005) 2015 – IND 2015 – Phase 1 Data Initiate Phase 2/3 31

January 2015 NYSE MKT: SYN SYN - Slide Deck - Jan 2015 (1.12.2015) - FINAL